UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 24, 2018

CLEVELAND-CLIFFS INC.
(Exact name of registrant as specified in its charter)

Ohio	1-8944	34-1464672
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

200 Public Square, Suite 3300 Cleveland, Ohio		44114-2315
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (216) 694-5700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.
The Annual Meeting of Shareholders (the "Annual Meeting") of Cleveland-Cliffs Inc. (the "Company") was held on April 24, 2018. The final voting results for the proposals submitted for a vote of Shareholders at the Annual Meeting are set forth below:
As of February 23, 2018, there were 297,407,651 common shares of the Company entitled to vote at the Annual Meeting. Each such share was entitled to one vote. There were present at the Annual Meeting, in person or by proxy, holders of 240,457,035 common shares representing more than a majority of the voting power and constituting a quorum.
At the meeting, the Shareholders voted on the following items:
Proposal No. 1 - Election of Directors
All of the Company's nominees were elected as directors by the votes indicated below for a term that will expire on the date of the 2019 annual meeting of Shareholders:

NOMINEES	FOR	WITHHOLD	BROKER NON-VOTES
John T. Baldwin	132,500,008	5,880,949	102,076,078
Robert P. Fisher, Jr.	119,197,496	19,183,461	102,076,078
Lourenco Goncalves	132,196,648	6,184,309	102,076,078
Susan M. Green	131,735,900	6,645,057	102,076,078
Joseph A. Rutkowski, Jr.	121,036,970	17,343,987	102,076,078
Eric M. Rychel	132,556,737	5,824,220	102,076,078
Michael D. Siegal	132,192,465	6,188,492	102,076,078
Gabriel Stoliar	120,601,695	17,779,262	102,076,078
Douglas C. Taylor	120,350,385	18,030,572	102,076,078
Proposal No. 2 - Approval on an Advisory Basis of the Named Executive Officers' Compensation
This proposal, which was on an advisory basis, did not receive an affirmative vote of more than a majority of the shares present, in person or by proxy, and entitled to vote. The voting results were as follows:

FOR	44,039,123
AGAINST	92,156,153
ABSTAIN	2,185,681
BROKER NON-VOTES	102,076,078
Proposal No. 3 - Ratification of Deloitte & Touche LLP as Independent Registered Public Accounting Firm for 2018
This proposal received an affirmative vote of more than a majority of the shares present, in person or by proxy, and entitled to vote. The voting results were as follows:

FOR	234,171,237
AGAINST	3,336,206
ABSTAIN	2,919,592

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEVELAND-CLIFFS INC.

Date:	April 27, 2018	By:	/s/ James D. Graham
Name: James D. Graham
Title: Executive Vice President, Chief Legal Officer & Secretary